SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 28, 2004

Alloy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26023	04-3310676

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 26th Street, 11th Floor, New York, New York		10001

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 28, 2004, Alloy, Inc. (the “Company”) expanded it Board of Directors (the “Board”) from seven members to eight and appointed Matthew L. Feshbach to fill the newly created directorship. Mr. Feshbach was appointed to the class of directors whose terms expire on the date of the Company’s 2006 annual shareholders meeting. Mr. Feshbach was also appointed as a member of the Compensation Committee of the Board. Mr. Feshbach controls MLF Investments LLC, which in turn controls several investment entities that collectively own approximately 16.2% of the Company’s issued and outstanding common stock.

On October 1, 2004 the Company issued the press release attached hereto as Exhibit 99.1 announcing Mr. Feshbach’s appointment.

Exhibit
Number	Description
99.1	Press release dated October 1, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC. (Registrant)
Date: October 4, 2004	/s/ James K. Johnson, Jr.
James K. Johnson, Jr., Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 1, 2004

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